UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Earliest event reported) May 23, 2006

                           BIOPHAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

         Nevada                        0-26057                   82-0507874
  ------------------------        ------------------         ------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                file number)            Identification No.)


 150 Lucius Gordon Drive, Suite 215
     West Henrietta, New York                                      14586
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(Address of principal executive offices)                          (Zip code)

                                 (585) 214-2441
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                         (Registrant's telephone number
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities

      On May 23, 2006, we issued and sold 1,000,000 shares of our Common Stock, at a price of $2.00 per share, to SBI Brightline XI, LLC ("SBI"). The sale was made pursuant to the Stock Purchase Agreement dated as of May 27, 2005 between us and SBI (as amended by Amendment No. 1 thereto dated January 9, 2006, the "Stock Purchase Agreement"). The shares sold on May 23 constitute the first of ten tranches of shares which we may require SBI to purchase under the Stock Purchase Agreement. Each tranche consists of 1,000,000 shares and may be sold to SBI at any time, in our sole discretion. The shares in the various tranches are issuable at increasing prices, ranging from $2.00 to $4.00 per share. If the Stock Purchase Agreement facility is fully utilized, we would receive aggregate proceeds of $30,000,000, at an average price of $3 per share.

      The issuance and sale of the shares was made without registration under the Securities Act of 1933 pursuant to the exemption provided in Section 4(2) thereof.

Item 7.01. Regulation FD Disclosure

      On May 19, 2006, we issued a press release announcing that we had exercised our rights under the Stock Purchase Agreement to require SBI to purchase the shares of our Common Stock whose issuance is reported in Item 3.02 above. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number      Exhibit
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99.1        Press release dated May 19, 2006 entitled "Biophan Sells One Million
            Shares Of Common Stock To SBI For $2 Million; Financing to Fund
            Company's Development Objectives and Continue Expansion of Marketing
            Efforts"



                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOPHAN TECHNOLOGIES, INC.

Date: May 24, 2006                         /s/ Darryl L. Canfield
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                                           Darryl L. Canfield
                                           Chief Financial Officer